                                  SCHEDULE 14A
                                 (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                  / /  Confidential, for
                                                  Use of the Commission
                                                  Only (as Permitted by
                                                  Rule 14a-6(e)(2))

/x/  Definitive Proxy Statement

/x/  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MUNIASSETS FUND, INC.
          ----------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                             MUNIASSETS FUND, INC.
          ----------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

- ----------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction

                  applies:

- ----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- ----------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

- ----------------------------------------------------------------------

         (5)      Total fee paid:

- ----------------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

- ------------------------------------------------------------

         (2)  Form, Schedule or Registration Statement No.:

- ------------------------------------------------------------

         (3)  Filing Party:

- ------------------------------------------------------------

         (4)  Date Filed:

- ------------------------------------------------------------

                             MUNIASSETS FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                OCTOBER 14, 1996

TO THE STOCKHOLDERS OF MUNIASSETS FUND, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the 'Meeting') of MuniAssets Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, October 14, 1996 at 9:30 A.M. for the following purposes:

          (1) To elect two Class I Directors for a term of two years and two Class II Directors for a term of three years;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 12, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 1, 1996, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: August 29, 1996

                                PROXY STATEMENT

                            ------------------------

                             MUNIASSETS FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                OCTOBER 14, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniAssets Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1996 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, October 14, 1996 at 9:30 A.M. The approximate mailing date of this Proxy Statement is September 3, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the nominees for Directors, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on August 12, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 12, 1996, the Fund had outstanding 10,424,616 shares of common stock, par value $.10 per share ('Common Stock'). To the knowledge of the Fund, as of August 12, 1996, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

     Approval of Items 1 and 2 below will require the affirmative vote of the holders of a majority of the Fund's stockholders, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, two Class I Directors and two Class II Directors will be elected to serve for a term of two years and a term of three years, respectively, and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of Arthur Zeikel and Robert S. Salomon, Jr. as Class I Directors and Joe Grills and Walter Mintz as Class II

Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of Arthur Zeikel and Robert S. Salomon, Jr. Class II consists of Joe Grills and Walter Mintz. Class III consists of Melvin R. Seiden and Stephen B. Swensrud. Only the Directors in Class I and Class II are being considered for election at this Meeting. All of the Directors have been members of the Board of Directors of the Fund since the Fund's initial public offering in 1993, except Joe Grills, who has been a member of the Board of Directors of the Fund since January 1994, and Robert S. Salomon, Jr., who has been a member of the Board of Directors of the Fund since January 1996.

     Certain information concerning the Directors (which includes the nominees) is set forth as follows:

                                                                                                         SHARES OF
                                                                                                       COMMON STOCK
                                                                                                        OF THE FUND
                                                                                                       BENEFICIALLY
                                                         PRINCIPAL OCCUPATIONS                           OWNED AT
                                                         DURING PAST FIVE YEARS            DIRECTOR     AUGUST 12,
      NAME AND ADDRESS OF NOMINEE         AGE         AND PUBLIC DIRECTORSHIPS(1)           SINCE          1996
- ----------------------------------------  ----  ----------------------------------------   --------    -------------
Joe Grills(1)(2) .......................   61   Member of the Committee of Investment of     1994            0
  183 Soundview Lane                              Employee Benefit Assets of the
  New Canaan, Connecticut 06840                   Financial Executives Institute
                                                  ('CIEBA') since 1986; Member of
                                                  CIEBA's Executive Committee since 1988
                                                  and its Chairman from 1991 to 1992;
                                                  Assistant Treasurer of International
                                                  Business Machines Incorporated ('IBM')
                                                  and Chief Investment Officer of IBM
                                                  Retirement Funds from 1986 until 1993;
                                                  Member of the Investment Advisory

                                                  Committee of the State of New York
                                                  Common Retirement Fund; Director, Duke
                                                  Management Company (real estate
                                                  management) since 1993; Director,
                                                  LaSalle Street Fund since 1995.

Walter Mintz(1)(2) .....................   67   Special Limited Partner of Cumberland        1993            0
  1114 Avenue of the Americas                     Associates (investment partnership)
  New York, New York 10036                        since 1982.

                                                                                                         SHARES OF
                                                                                                       COMMON STOCK
                                                                                                        OF THE FUND
                                                                                                       BENEFICIALLY
                                                         PRINCIPAL OCCUPATIONS                           OWNED AT
                                                         DURING PAST FIVE YEARS            DIRECTOR     AUGUST 12,
      NAME AND ADDRESS OF NOMINEE         AGE         AND PUBLIC DIRECTORSHIPS(1)           SINCE          1996
- ----------------------------------------  ----  ----------------------------------------   --------    -------------
Robert S. Salomon, Jr.(1)(2)(3) ........   59   Principal of STI Management (investment      1996            0
  106 Dolphin Cove Quay                           adviser); Chairman and CEO of Salomon
  Stamford, Connecticut 06902                     Brothers Asset Management Inc from
                                                  1992 to 1995; Chairman of Salomon
                                                  Brothers equity mutual funds from 1992
                                                  to 1995; Director of Stock Research
                                                  and U.S. Equity Strategist at Salomon
                                                  Brothers Inc from 1975 to 1991;
                                                  Director, Common Fund and the Norwalk
                                                  Community Technical College
                                                  Foundation.

Melvin R. Seiden(1)(2) .................   65   President of Silbanc Properties, Ltd.        1993            0
  780 Third Avenue                                (real estate, investment and
  Suite 2502                                      consulting) since 1987.
  New York, New York 10017

Stephen B. Swensrud(1)(2) ..............   63   Principal of Fernwood Associates since       1993            0
  24 Federal Street                               1975 (financial consultants);
  Suite 400                                       Principal of Fernwood Advisers since
  Boston, Massachusetts 02110                     1996 (investment adviser).

Arthur Zeikel(1)(4) ....................   64   President of Fund Asset Management, L.P.     1993            0
  P.O. Box 9011                                   ('FAM') (which term as used hereunder
  Princeton, New Jersey 08543-9011                includes its corporate predecessors)
                                                  since 1977; President of MLAM (which
                                                  term as used hereunder includes its
                                                  corporate predecessors) since 1977;

                                                  President and Director of Princeton
                                                  Services, Inc. ('Princeton Services')
                                                  since 1993; Executive Vice President
                                                  of Merrill Lynch & Co., Inc.
                                                  ('ML&Co.') since 1990; Executive Vice
                                                  President of Merrill Lynch, Pierce,
                                                  Fenner & Smith Incorporated ('Merrill
                                                  Lynch') from 1990 to 1995 and a Senior
                                                  Vice President thereof from 1985 to
                                                  1990; Director of Merrill Lynch Funds
                                                  Distributor, Inc. ('MLFD').

- ---------------

(1) Each of the directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Directors' below.

(2) Member of Audit Committee of the Board of Directors.

(3) On January 17, 1996, Robert S. Salomon, Jr. was elected a Director of the Fund to fill the vacancy created by the retirement of Harry Woolf, who retired as a Director, effective December 31, 1995, pursuant to the Fund's retirement policy.

(4) Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended May 31, 1996, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors. Each member of the Audit Committee then in office attended at least 75% of the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $31,582 for the fiscal year ended May 31, 1996.

     The following table sets forth for the fiscal year ended May 31, 1996, compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ending December 31, 1995, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-affiliated Directors.

                                                           PENSION OR RETIREMENT        AGGREGATE COMPENSATION FROM
                                          COMPENSATION    BENEFITS ACCRUED AS PART           FUND AND FAM/MLAM
           NAME OF DIRECTOR                FROM FUND          OF FUND EXPENSES        ADVISED FUNDS PAID TO DIRECTORS
- ---------------------------------------   ------------    ------------------------    -------------------------------
Joe Grills(1)..........................      $6,200                 None                         $ 153,883
Walter Mintz(1)........................      $6,200                 None                         $ 153,883
Robert S. Salomon, Jr.(1)(2)...........      $3,167                 None                         $       0

Melvin R. Seiden(1)....................      $6,200                 None                         $ 153,883
Stephen B. Swensrud(1).................      $5,200                 None                         $ 161,883
Harry Woolf(1).........................      $4,200                 None                         $ 153,883

- ------------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows:
    Mr. Grills (18 registered investment companies consisting of 38 portfolios); Mr. Mintz (18 registered investment companies consisting of 38 portfolios); Mr. Salomon (18 registered investment companies consisting of 38 portfolios); Mr. Seiden (18 registered investment companies consisting of 38 portfolios); Mr. Swensrud (20 registered investment companies consisting of 49 portfolios); and Mr. Woolf, prior to his retirement, effective December 31, 1995, pursuant to the Fund's retirement policy (18 registered investment companies consisting of 38 portfolios).
(2) Mr. Salomon was elected a Director of the Fund on January 17, 1996.

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                           OFFICER
                         NAME AND PRINCIPAL OCCUPATION                                OFFICE        AGE     SINCE
- -------------------------------------------------------------------------------   ---------------   ----   -------
Arthur Zeikel .................................................................   President           64      1993
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; Executive Vice President of Merrill Lynch from 1990 to 1995 and
  Senior Vice President thereof from 1985 to 1990; Director of MLFD.

Terry K. Glenn ................................................................   Executive Vice      55      1993
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President     President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.

Vincent R. Giordano ...........................................................   Senior Vice         51      1993
  Senior Vice President of FAM and MLAM since 1984 and Vice President of MLAM       President
  from 1980 to 1984; Portfolio Manager of FAM and MLAM since 1977; Senior Vice
  President of Princeton Services since 1993.

Kenneth A. Jacob ..............................................................   Vice President      45      1993
  Vice President of FAM and MLAM since 1984; employed by MLAM since 1978;
  Portfolio Manager of the Fund since 1993.

Donald C. Burke ...............................................................   Vice President      36      1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of
  Deloitte & Touche LLP from 1982 to 1990.

                                                                                                           OFFICER
                         NAME AND PRINCIPAL OCCUPATION                                OFFICE        AGE     SINCE
- -------------------------------------------------------------------------------   ---------------   ----   -------
Gerald M. Richard .............................................................   Treasurer           47      1993
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President since 1981.

Mark B. Goldfus ...............................................................   Secretary           49      1993
  Vice President of FAM and MLAM since 1985.

     Stock Ownership. At August 12, 1996, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1/4 of 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees and 'FOR' the ratification of D&T as independent auditors for the Fund.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or
Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended May 31, 1996 to any stockholder upon request. Such requests should be directed to MuniAssets Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, Secretary or to 1-800-456-4587 ext. 123.


STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1997 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in October 1997, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by May 6, 1997.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Dated: August 29, 1996

                                                      COMMON STOCK

                         MUNIASSETS FUND, INC.
                             P.O. BOX 9011
                   PRINCETON, NEW JERSEY 08543-9011

                               P R O X Y

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniAssets Fund, Inc. (the "Fund") held of record by the undersigned on August 12, 1996 at the Annual Meeting of Stockholders of the Fund to be held on October 14, 1996 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                       (Continued and to be signed on the reverse side)

1. To elect two Class I Directors for a term of two years and two Class II Directors for a term of three years.

FOR all nominees listed below                  WITHHOLD AUTHORITY
(except as marked to the contrary below) / /   to vote for all nominees listed
                                               below / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT PARTICULAR NOMINEE'S NAME IN THE LIST BELOW.)

Class I                                                 Class II
Arthur Zeikel                                           Joe Grills
Robert S. Salomon, Jr.                                 Walter Mintz

2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current
   fiscal year.                     FOR / /       AGAINST / /       ABSTAIN  / /

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                            Please sign this proxy in the space provided below. Execution by stockholders who are not individuals must be made by an authorized signatory.

                            Dated:_____________________________________, 1996

                            X _______________________________________________

                                          Name of Stockholder

                            X _______________________________________________
                                             Signature

PLEASE MARK BOXES / / OR /X/ IN BLUE OR BLACK INK. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.